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                                                                Exhibit p

                             SUBSCRIPTION AGREEMENT

                                      among

                AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
            AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                  AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC


                                       and

                                 JAMES M. ALLWIN



         For and in consideration of the mutual agreements herein contained, JAMES M. ALLWIN (the "Subscriber") hereby agrees to purchase from each of AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC, AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC, AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC and AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC (each, a "Fund" and, collectively, the "Funds"), and each Fund hereby agrees to sell to the Subscriber a limited liability company interest in the Fund in consideration for $100,000, upon the following terms and conditions:

         1.    The Subscriber agrees to pay $100,000 to each Fund upon demand.

         2. The Subscriber agrees that these initial interests in the Funds are being purchased for investment purposes with no present intention of reselling or redeeming said interests.

         /s/ James M. Allwin
         --------------------------
         James M. Allwin

         AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

         By:      Aetos Alternatives Management, LLC
                  Manager


         By:      /s/ Harold Schaaff
                  --------------------------------------------
                  Name: Harold Schaaff
                  Title: Managing Director

         AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

         By:      Aetos Alternatives Management, LLC
                  Manager

         By:      /s/ Harold Schaaff
                  --------------------------------------------
                  Name: Harold Schaaff
                  Title: Managing Director


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         AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

         By:      Aetos Alternatives Management, LLC
                  Manager

         By:      /s/ Harold Schaaff
                  --------------------------------------------
                  Name: Harold Schaaff
                  Title: Managing Director

         AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

         By:      Aetos Alternatives Management, LLC
                  Manager

         By:      /s/ Harold Schaaff
                  --------------------------------------------
                  Name: Harold Schaaff
                  Title: Managing Director